UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

RISKON INTERNATIONAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DEFINITIVE PROXY STATEMENT

RISKON INTERNATIONAL, INC.

11411 Southern Highlands Pkwy, Suite 240

Las Vegas, NV 89141

Telephone: (800) 762-7293

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on March 29, 2024

We cordially invite you to attend the Annual Meeting (the “Meeting”) of shareholders of RiskOn International, Inc. (the “Company”). In the interest of providing our shareholders with greater access and flexibility to attend the Meeting, notice is hereby given that the location, date and time of the Meeting will be held in a virtual meeting format only on March 29, 2024 at 12:00 P.M. Eastern Time. You will not be able to attend the Meeting in person.

To access the virtual meeting please click the Virtual Shareholder Meeting link: meetnow.global/MH7N2UG. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Shareholder.” If you join as a “Shareholder” you will be required to have a control number.

Details regarding logging onto and attending the Meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Meeting will be held for the following purposes:

•	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders (the “Director Proposal”);

•	To ratify the appointment of RBSM LLP, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024 (the “Auditor Proposal”);

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Compensation Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

The accompanying proxy statement sets forth additional information regarding the Meeting and provides you with detailed information regarding the business to be considered at the Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only shareholders of record at the close of business on February 20, 2024, the record date for the Meeting, will be entitled to vote at the Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to shareholders on or about March 6, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be held on March 29, 2024:

This Notice of Meeting of Shareholders and the accompanying Proxy Statement are available on the Internet at www.envisionreports.com/ROI for registered holders and http://www.edocumentview.com/ROI for street holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Milton C. Ault, III

Chairman of the Board

March 4, 2024

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to RiskOn international, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting at the Meeting.

RISKON INTERNATIONAL, INC.

11411 Southern Highlands Pkwy, Suite 240,

Las Vegas, NV

Telephone: (800) 762-7293

DEFINITIVE PROXY STATEMENT

FOR THE MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 29, 2024

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of RiskOn International, Inc. (the “Company”), for use at the Annual Meeting of the Company’s shareholders (the “Meeting”) to be held in virtual format on March 29, 2024 at 12:00 P.M. Eastern Time and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about March 6, 2024.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting please click the Virtual Shareholder Meeting link: meetnow.global/ MH7N2UG. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Shareholder.” If you join as a “Shareholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. “Todd” Ault, III, the Company’s Chief Executive Officer, Henry Nisser, its President and Kayson Pulsipher, its Chief Financial Officer, or any one of them who acts, will vote:

•	FOR the election of the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders (the “Director Proposal”);

•	FOR the ratification of RBSM LLP, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024 (the “Auditor Proposal”);

•	FOR the approval, on a non-binding advisory basis, the compensation of our named executive officers (the “Compensation Proposal”); and

•	FOR the approval of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

By submitting your proxy (via the Internet, telephone or mail), you authorize Milton C. “Todd” Ault, III, the Company’s Chief Executive Officer, Henry Nisser, the Company’s President and Kayson Pulsipher, the Company’s Chief Financial Officer, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of February 20, 2024 (the “Record Date”), there were 32,634,808 shares of Common Stock issued and outstanding, 293,725 shares underlying the Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) and 663,367 shares underlying the Series D Convertible Preferred Stock (the “Series D Preferred Stock” and with the Series A Preferred Stock, the “Preferred Stock”), for an aggregate of 33,591,533 shares of capital stock, which constitute all of the outstanding voting capital stock of the Company. Shareholders are entitled to one vote for each share of Common Stock held by them.

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A majority of the 33,591,533 shares of capital stock will constitute a quorum at the Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all but two of the proposals at this Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the Auditor Proposal and the Adjournment Proposal are routine matters that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Annual Meeting of Shareholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote; and

•	For each other matter specified in the Notice of Meeting of Shareholders, the affirmative vote of a majority of the shares of capital stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have no effect on the outcome of the vote. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Meeting?

At the Meeting, the shareholders will be asked:

•	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders (the “Director Proposal”);

•	To ratify the appointment of RBSM LLP, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024 (the “Auditor Proposal”);

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Compensation Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

Who is entitled to vote?

The Record Date for the Meeting is February 20, 2024. Only shareholders of record at the close of business on that date are entitled to vote at the Meeting. The only class of stock entitled to be voted at the Meeting is our Common Stock as well as the shares of Common Stock underlying the Series A Preferred Stock, which constitute all of the outstanding voting capital stock of the Company. Shareholders are entitled to one vote for each share of Common Stock held by them.

A majority of the 33,591,533 shares of capital stock will constitute a quorum at the Meeting.

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Meeting. According to our records, you were a shareholder of the Company as of the end of business on the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about March 6, 2024, to all shareholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Annual Meeting of Shareholders;

•	this Proxy Statement for the Meeting;

•	our Annual Report on Form 10-K for the year ended March 31, 2023; and

•	the Proxy Card.

What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Chief Executive Officer, Henry Nisser, its President and Kayson Pulsipher, its Chief Financial Officer, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/ROI.

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How can I attend the Meeting?

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/ MH7N2UG. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Shareholder.” If you join as a “Shareholder” you will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online Meeting will begin promptly at 12:00 P.M. Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on March 28, 2024.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are embracing the latest technology in order to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the Meeting since our shareholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to RiskOn International, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered shareholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the (i) Auditor Proposal and (ii) the Adjournment Proposal, but not on any other proposal.

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Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting of the holders of a majority of the shares of capital stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions will be counted towards the quorum.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of the shares entitled to vote at the Meeting who are present in person or represented by proxy, or the chairman of the Meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 A.M. Eastern Time on March 29, 2024. Proxies submitted by mail should be received before 12:00 P.M. Eastern Time on March 28, 2024.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the Meeting. If you are the shareholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s Chief Executive Officer at RiskOn International, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

Who can participate in the Meeting?

Only shareholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

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How does the Board of Directors recommend I vote on the proposals?

Our Board unanimously recommends that you vote your shares “FOR” each of the proposals presented in this Proxy Statement, consisting of:

(i)	The Director Proposal;

(ii)	The Auditor Proposal;

(iii)	The Compensation Proposal; and

(iv)	The Adjournment Proposal.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the Meeting?

The Company’s bylaws require shareholders to give advance notice of any proposal intended to be presented at the Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Meeting.

How many votes are needed to approve each proposal?

For the election of directors, each of the six (6) nominees receiving the most “FOR” votes at the Meeting in person or by proxy will be elected. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Meeting.

How will abstentions be treated?

Abstentions will have no effect on any of the proposals.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

In connection with the treatment of abstentions and broker non-votes, the proposals at this Meeting to approve the (i) Director Proposal and (ii) the Compensation Proposal are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. The proposals to approve the (i) Auditor Proposal and (ii) Adjournment Proposal are routine matters that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. The Board has engaged Georgeson to assist in the solicitation of proxies for a fee of approximately $13,500, plus an additional per holder fee for any solicitation of individual holders and reimbursement of out-of-pocket expenses. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another shareholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at RiskOn International, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, by sending a letter to Milton C. “Todd” Ault, III, our Chief Executive Officer, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

In addition, you can also contact:

Georgeson

Telephone (toll-free in North America): (866) 410-5950

Telephone (outside of North America): (781) 757-5038

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Meeting, the shareholders will elect six (6) directors to serve until the next annual meeting of shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the six (6) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the six (6) nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

Name	Age	Current Position	Served As a Director and Officer Since
Milton C. Ault, III	54	Chairman and Chief Executive Officer	2024
Henry Nisser	55	President, General Counsel and Director	2023
Robert O. Smith (1) (5)	78	Lead Independent Director	2023
Emily Pataki (2) (6)	40	Independent Director	2021
Gary Metzger (3) (4)	72	Independent Director	2016
Steve Smith (4) (5) (6)	70	Independent Director	2024

(1)	Chair of the Audit Committee
(2)	Chair of the Nominating and Corporate Governance Committee
(3)	Chair of the Compensation Committee
(4)	Member of the Audit Committee
(5)	Member of the Nominating and Corporate Governance Committee
(6)	Member of the Compensation Committee

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Milton C. Ault, III

Mr. Ault was appointed to the Board on January 4, 2024 and as our Chairman and Chief executive Officer on January 29, 2024. Mr. Ault currently holds the position of Executive Chairman at Ault Alliance, Inc. (“AAI”), a diversified holding company listed on the NYSE American and Chairman of the Board at Ault Disruptive Technologies Corporation (“ADTC”), a Special Purpose Acquisition Company listed on the NYSE. Since January 2011, Mr. Ault has been the Vice President of Business Development at MCKEA Holdings, LLC, a family office. He has also been the Chairman of Avalanche International Corp. (“AVLP”), a publicly traded Nevada company categorized as a "voluntary filer" (not required to file periodic reports) since September 2014. Since December 2015, Mr. Ault has held the positions of Chairman and Chief Executive Officer at Ault & Company, Inc., a Delaware holding company. On February 25, 2016, Mr. Ault founded Alzamend Neuro, Inc. (“ALZN”), a biotechnology firm dedicated to researching and finding treatments, prevention methods, and cures for Alzheimer's Disease. He served as its Chairman until its initial public offering, at which point he transitioned to the role of Chairman Emeritus and consultant. In April 2023, Mr. Ault was appointed as the Executive Chairman of the board of directors of the Singing Machine Company, Inc. (“MICS”), a company listed on the Nasdaq Stock Market. Throughout his career, Mr. Ault has provided consulting services to both publicly traded and privately held companies, offering them the benefit of his diverse expertise, spanning from development stage to well-established businesses. With over twenty-seven years of experience, he is a seasoned business professional and entrepreneur with a track record of identifying value in various financial markets, including equities, fixed income, commodities, and real estate. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as our Chairman of the Board.

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Henry C. W. Nisser

Mr. Nisser was appointed to our Board and as our President and General Counsel on March 6, 2023. Mr. Nisser has served as a director of AAI since September 17, 2020 and was appointed as AAI’s Executive Vice President and General Counsel on May 1, 2019. On January 19, 2021, Mr. Nisser resigned as Executive Vice President and was appointed as AAI’s President. Mr. Nisser is the Executive Vice President and General Counsel of AVLP. Mr. Nisser has served as the President, General Counsel and on the board of directors of ADTC since its incorporation in February 2021. From December 15, 2021 through March 16, 2022, Mr. Nisser served as Chief Executive Officer and on the board of directors of Imperalis Holding Corp. Mr. Nisser has served on the board of directors of ALZN since September 1, 2020 and has served as its Executive Vice President and General Counsel since May 1, 2019. In April of 2023, Mr. Nisser was appointed to the board of directors of MICS. From October 31, 2011 through April 26, 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP, a law firm based in New York City. We believe that Mr. Nisser’s extensive legal experience involving complex transactions and comprehensive knowledge of securities laws and corporate governance requirements applicable to listed companies give him the qualifications and skills to serve as one of our directors.

Robert O. Smith

Mr. Smith has served as our lead independent director and the chairman of our audit committee since October of 2023. He currently serves as AAI’s lead independent. Previously, he served as a member of AAI’s board of directors from November 2010 until May 2015, and served as a member of AAI’s Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. Mr. Smith has served on the board of directors of ADTC since its IPO in December 2021. Mr. Smith has served on the board of directors of Giga-Tronics, Inc. since September of 2022. From 2004 to 2007, he served on the board of directors of Castelle Corporation. From 1990 to 2002, he was AAI’s President, Chief Executive Officer and Chairman. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as AAI’s President, Chief Executive Officer and Chairman, his extensive experience in the accounting industry, and his service on AAI’s board of directors from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

Emily L. Pataki

Ms. Pataki has served on the Board since November 12, 2021. Since 2016, Ms. Pataki has been self-employed as a consultant assisting clients with aerospace, defense and corporate strategy. Since 2014, she has also served on the board of directors and in various officer roles at Pedernales Electric Cooperative, an energy utility cooperative in Texas, and on the Board of Directors of Atec, Inc. an aerospace firm also located in Texas. We believe that Ms. Pataki’s corporate and consulting experience and knowledge of the energy industry give her the qualifications and skills to serve as one of our directors.

Gary M. Metzger

Mr. Metzger has served on the Board since March 24, 2016 and served on the board of directors of Ecoark, Inc. from 2013 until its reverse merger with Magnolia Solar Corporation in March 2016. Mr. Metzger has 40 years of product development, strategic planning, management, business development and operational expertise. He served as an executive at Amco International, Inc. and Amco Plastics Materials, Inc. (“Amco”), where in 1986 he was named President and served in such role for 24 years until Amco was sold to global resin distribution company, Ravago Americas, in December 2011, where he remains a product developer and product manager. Mr. Metzger was also a co-owner of Amco. In addition to his leadership functions, Mr. Metzger spearheaded research and development for recycled polymers, new alloy and bio-based polymer development, and introduced fragrance into polymer applications. He also developed encrypted item level bar code identification technology, anti-counterfeiting technologies and antimicrobial technologies. We believe that Mr. Metzger’s leadership and knowledge of manufacturing companies, product development, strategic planning, management and business development give him the qualifications and skills to serve as one of our directors.

Steve Smith

Mr. Smith, is a seasoned business leader recognized for pioneering computer numerical control (“CNC”) programming, co-founding and scaling multiple companies, and steering operational and financial excellence, having operated in this space for more than 35 years. Mr. Smith’s leadership has been instrumental in driving growth, optimizing operations, and ensuring the delivery of high-quality, competitively priced products. From 1994 to the present, Mr. Smith has acted as a CNC consultant for a number of entities, including JBL Speakers, Pioneer Electronics, Steelcase Manufacturing, Olhausen Billiards, World of Leisure Pool Tables, Rickenbacker Guitars and Fender Musical Instruments, Inc. Mr. Smith received his Bachelor of Science in Business Administration from Point Loma Nazarene University in 1977. We believe that Mr. Smith’s rich background in business administration and a track record of impactful leadership roles, including board positions, give him the qualifications and skills to serve as one of our directors.

Directors serve until the next annual meeting of shareholders or until their successors are elected and qualified. Officers serve at the discretion of the Board.

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Involvement in Certain Legal Proceedings

To our knowledge, and except as disclosed below, none of our current directors has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; *

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* Please see the press release issued by AAI on August 15, 2023.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

None.

Board Independence

Our Board has undertaken a review of the independence of each director and director nominee and has determined that Ms. Pataki and Messrs. Robert Smith, Metzger, and Steve Smith are independent, and that each director who serves on or is nominated for each of its committees is independent, as such term is defined by standards of the SEC and the NYSE American. Neither Messrs. Ault nor Nisser meets the independence standards.

Shareholder Communications with the Board

The Company’s shareholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of RiskOn International, Inc., Attention: Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Company’s website.

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Meetings and Committees of the Board

During the fiscal year ended March 31, 2023, the Board held five meetings and acted by unanimous written consent 21 times, the Audit Committee held two meetings and acted by written consent once, the Nominating and Corporate Governance Committee acted by written consent once and the Compensation Committee neither held a meeting nor acted by written consent. We encourage, but do not require, our Board members to attend the annual meeting of shareholders.

Board Committees

The Board has standing Audit, Nominating and Corporate Governance and Compensation Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Robert Smith	** ***	*
Emily Pataki		**	*
Gary Metzger	*		**
Steve Smith	*	*	*

* Member of Committee

** Chairman of Committee

*** “Audit committee financial expert” as defined in SEC regulations

Audit Committee

Messrs. Robert Smith, Metzger and Steve Smith currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the Nasdaq. Our Board has also determined that Mr. Robert Smith qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the Nasdaq rules. Mr. Robert Smith serves as Chairman of the Audit Committee.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended March 31, 2023.

Nominating and Governance Committee

Ms. Pataki and Messrs. Robert Smith and Steve Smith currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the Nasdaq. Ms. Pataki serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of shareholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of shareholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the various industries in which we operate. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Compensation Committee

Ms. Pataki and Messrs. Metzger and Steve Smith currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the Nasdaq. Mr. Metzger serves as Chairman of the Compensation Committee.

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The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Chief Executive Officer, President and Chief Financial Officer; and administering our stock option plans and other benefit plans.

Board Leadership Structure and Role in Risk Oversight

Our Board as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board our risks and the manner in which we manage or mitigate such risks. While our Board has the ultimate responsibility for our risk oversight, our Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures; our Compensation Committee evaluates the risks associated with our compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives; and our Nomination and Governance Committee oversees risks associated with our Code of Ethical Conduct and other policies encompassed within corporate governance.

Board Diversity

As a NASDAQ listed company, we are required to disclose board level diversity statistics. The following table sets forth the relevant information of the Board as of March 1, 2024.

Board Diversity Matrix as of December 31, 2023
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	–	–
Part II: Demographic Background
African American or Black	–	–	–	–
Alaskan Native or Native American	–	–	–	–
Asian	–	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	1	5	–	–
Two or More Races or Ethnicities	–	–	–	–
LGBTQ+	–
Did Not Disclose Demographic Background	–

Board Leadership Structure

Our Board has determined that its current structure, with a combined Chairman and Chief Executive Officer roles, is in the best interests of the Company and its shareholders at this time. A number of factors support the leadership structure chosen by the Board, including, among others:

●	The Chief Executive Officer is intimately involved in the day-to-day operations of the Company and is best positioned to elevate the most critical business issues for consideration by the Board.

●	The Board believes that having the Chief Executive Officer serve in both capacities allows him to more effectively execute the Company’s strategic initiatives and business plans and confront its challenges. A combined Chairman and Chief Executive Officer structure provides us with decisive and effective leadership with clearer accountability to our shareholders. The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board. The Board believes that the use of regular executive sessions of the non-management directors allows it to maintain effective oversight of management.

Our Bylaws provide that the Chairman of the Board may be elected by a majority vote of the Board of Directors and shall serve until the meeting of the Board following the next annual meeting of shareholders at which such Chairman is re-elected. The Chairman of the Board shall preside at all meetings.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership of our Common Stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during our fiscal year ended March 31, 2023.

Code of Ethics

The Board has adopted a Code of Ethics for Executive Officers, Directors and Associates (the “Code”) which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Code applies to our directors, principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions as well as all our employees. The Code is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code is published on our website at www.riskonint.com. We will disclose any substantive amendments to the Code or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our Chief Executive Officer, Milton C. Ault, III, we will provide without charge, a copy of our Code.

Among other matters, the Code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code to appropriate persons identified in the code; and

•	accountability for adherence to the Code.

Waivers to the Code may be granted only by the Board upon recommendation of the Audit Committee. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to promptly disclose the waiver as required by law or the private regulatory body.

Director Compensation

Directors may receive compensation for their services and reimbursement for their expenses as shall be determined from time to time by resolution of the Board. Beginning with the quarter ended December 31, 2021, directors began receiving quarterly cash payments of $12,500 and RSU grants with a value of $12,500 based on the closing price of our Common Stock on each applicable grant date. Additional cash and RSU grants are granted for servings the chair of a Board committee.

The following table sets forth the compensation earned to our non-employee directors for service during the fiscal year ended March 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)

Gary Metzger	$60,000	50,000	--	110,000
Steven K. Nelson	$70,000	50,000	--	120,000
Emily L. Pataki	$60,000	50,000	--	110,000

(1)	Amounts reported represent the aggregate grant date fair value of awards granted without regards to forfeitures granted to the non-employee members of our Board during the 2023 fiscal year, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by each director. The Company accrued equity awards issuable to its independent directors in FY 2023 but did not issue any awards during the year.

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The table below sets forth the shares of unexercised options held by each of our non-employee directors outstanding as of March 31, 2023.

Name	Aggregate Number of Option Awards Outstanding at March 31, 2023
Gary Metzger	4,023
Steven K. Nelson	4,023
Emily L. Pataki	—

Required Vote and Board Recommendation

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s Common Stock present in person or represented by proxy at the Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

The Board unanimously recommends that the shareholders vote “FOR” each of the director nominees.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of RBSM LLP, as the independent registered public accounting firm of the Company for the year ending March 31, 2024, subject to ratification of the appointment by the Company’s shareholders. No representative of RBSM LLP is expected to attend the Meeting.

Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. However, the Company is submitting this matter to the shareholders as a matter of good corporate governance. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders. If the selection is not ratified, the Audit Committee will consider its options.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended March 31, 2024

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 for filing with the SEC.

Fees Paid to Auditor

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the independent auditors RBSM, LLP, with respect to the years ended March 31, 2023 and March 31, 2022, for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2023	$390,000
2022	$381,303

Audit-Related Fees

We did not incur fees to our independent registered public accounting firm for audit related fees during the fiscal years ended March 31, 2023 or 2022.

Tax and Other Fees

During the fiscal years ended March 31, 2023 or 2022 we incurred tax fees for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

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Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of RiskOn International, Inc. has furnished the following report on its activities during the fiscal year ending March 31, 2023. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that RiskOn International, Inc. specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ending March 31, 2023, the members of the Audit Committee were Messrs. Metzger, Steven K. Nelson and Ms. Pataki, each of whom was an independent director as defined by the applicable Nasdaq and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors RBSM LLP, for the fiscal year ended March 31, 2023. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2023, for filing with the SEC.

Messrs. Robert O. Smith, Gary Metzger and Steve Smith

Required Vote and Board Recommendation

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends that the shareholders vote “FOR” the ratification of RBSM LLP, as the Company’s independent registered public accounting firm for the year ending March 31, 2024

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

 Reasons for this Proposal

We are seeking an advisory vote from our shareholders to approve the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. We provide this vote under the federal securities laws (Section 14A of the Securities Exchange Act of 1934) and in recognition of our shareholders’ vote in 2020 recommending that we hold an advisory vote on executive compensation every three years. After our shareholders voted in 2020, the Board affirmed that recommendation and elected to hold future “say-on-pay” advisory votes every three years, until the next shareholder vote on “say-on-pay” frequency.

What does it mean to have a “say-on-pay” advisory vote?

You have the opportunity to vote “for” or “against” or to “abstain” from voting on the following non-binding resolution relating to executive compensation:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company's proxy statement for the 2024 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion of this proxy statement.”

In deciding how to vote on this proposal, you are encouraged to review the compensation tables and narrative discussion in this proxy statement regarding the Company's named executive officers as of March 31, 2023, consisting of Randy May, Jay Puchir and Jim Galla. Our executive compensation program utilizes elements including base salary, management bonus, grants of ordinary shares, and health and other benefits to achieve the following goals:

●	attracting, retaining, motivating, and rewarding highly talented, entrepreneurial, and creative executives;

●	aligning and strengthening the mutuality of interests between our executives and our shareholders; and

●	providing total compensation to executives that is internally equitable, competitive with peer companies, and driven by individual, departmental, and corporate performance.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or the Company, the Compensation Committee values the opinions of the Company’s shareholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding the Company’s executive compensation program.

Where can I find more information on executive compensation?

We describe our executive compensation in “Information About the Executive Officers,” the compensation tables and the related disclosure contained in this proxy statement.

What are some of the performance and compensation highlights for 2023?

Performance and compensation highlights for 2023 can be found in “Information About the Executive Officers,” the compensation tables and the related disclosure contained in this proxy statement.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares voting is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. This proposal is not binding.

The Board recommends that shareholders vote FOR approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

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INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers

The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Offices Held
Milton C. Ault, III	53	Chairman of the Board and Chief Executive Officer
Henry Nisser	55	President, General Counsel and Director
Kayson Pulsipher	43	Chief Financial Officer
Joseph Spaziano	51	Chief Operating Officer
Douglas Gintz	57	Chief Technology Officer

Biographical information about Mr. Ault is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Nisser is provided in “Proposal No. 1 – Election of Directors.”

Kayson Pulsipher

Mr. Pulsipher brings more than 15 years of professional experience in various senior accounting and finance roles to the Company. Prior to his appointment as the Chief Financial Officer, Mr. Pulsipher served as the Director of Reporting and Technical Accounting since August 17, 2023 for the Company, as well as its Senior Vice President of Finance since December 19, 2023. Mr. Pulsipher has served as AAI’s Director of Reporting and Technical Accounting since October 10, 2022, a role he relinquished upon his appointment as the Company’s CFO. Prior to joining AAI, Mr. Pulsipher served as the interim Controller as an outside contractor from January 2022 until September 2022 for both Office Depot, a subsidiary of The ODP Corporation, a NASDAQ listed company (ODP) and Porch, also a NASDAQ listed company (PRCH). Prior thereto, he had financial leadership accounting and SEC reporting roles with increasing responsibilities at Light & Wonder a NASDAQ listed company (LNW), formerly known as Scientific Games, from March 2019 to December 2021. Mr. Pulsipher began his professional accounting career in the construction field and ultimately as that company’s controller before entering the public accounting profession in 2013 at RSM, formerly known as McGladrey & Pullen, LLP and held several positions at Deloitte & Touche, LLP where he was eventually promoted to Audit Manager. Mr. Pulsipher’s industry experience is vast, with extensive experience in fast-growth environments, building teams and having been engaged with multiple types of financing transactions, including IPOs, convertible debt, term loans, acquisitions and lines of credit. Mr. Pulsipher holds a Master of Science degree in Accounting from Southern Utah University. Mr. Pulsipher has been a licensed Certified Public Accountant since 2015 and has an active license in the state of Nevada.

Joseph Spaziano

Mr. Spaziano is the Chief Information Officer of AAI, where his leadership over the past five years has been pivotal in transforming the company's technological framework. His accomplishments include the development of a multi-use data center for Bitcoin mining, and significantly enhancing the IT infrastructure and security protocols. Mr. Spaziano has held multiple certifications from Microsoft and Google, underscoring his deep expertise in the field. Prior to his tenure at AAI, he served honorably in the United States Army and Army Reserve for nine years, a period that ingrained in him a strong sense of discipline and leadership, which has been instrumental in his professional achievements.

Douglas Gintz

Mr. Gintz has been the Chief Technology Officer of Imperalis Holding Corp., a Nevada corporation d/b/a TurnOnGreen, Inc. (“TOG”), since September of 2022 and served as the Chief Technology Officer for one of its subsidiaries between February 2021 and September 2022. He joined TOG’s Board of Directors in September 2022. Mr. Gintz is responsible for driving strategic software initiatives and delivering key technologies essential to the market penetration of our EV charging solutions business. Mr. Gintz also currently serves as the Chief Technology Officer and Director of Global Technology Implementation at AAI since February 2021. Mr. Gintz's previous leadership roles include Chief Executive Officer of Pacific Coders, LLC from August 2002 to January 2022, and Chief Technology Officer of Endocanna Health, Inc. from January 2019 to January 2021. Mr. Gintz served at Targeted Medical Pharma, Inc., a publicly traded microcap, as Chief Marketing Officer and Technology Officer, from January 2018 to December 2019, and Chief Technology Officer and Chief Information Officer from January 2012 to May 2016. Mr. Gintz has over 30 years of hands-on experience bringing products to market. Specializing in emerging technologies, Mr. Gintz has developed manufacturing compliance systems, DNA reporting engines, medical billing software, e-commerce applications, and retail software for companies ranging from startups to multinational corporations.

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Involvement in Certain Legal Proceedings

To our knowledge, and except as disclosed below, none of our current directors has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; *

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* Please see the press release issued by AAI on August 15, 2023.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during the fiscal years ended March 31, 2023 and 2022.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Stock Awards ($)(2)	Total ($)
Randy S. May (3)	2023	400,000	0	400,000
Former Chief Executive Officer and Chairman of the Board	2022	333,333		333,333
Jay Puchir (4)	2023	270,000	0	270,000
Former Chief Financial Officer of the Company	2022	238,333	625,000	863,333
Jim R. Galla (5)	2023	160,000	0	160,000
Former Chief Accounting Officer of the Company	2022	160,000	0	160,000

(1)	We periodically review, and may increase, base salaries in accordance with the Company’s normal annual compensation review for each of our Named Executive Officers.
(2)	Amounts reported represent the aggregate grant date fair value of awards granted without regards to forfeitures during the applicable fiscal year, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the recipient. See the footnotes to the consolidated financial statements of the Company contained in Item 8 of its Annual Report on Form 10-K for the 2022 Fiscal Year for information regarding the assumptions underlying the valuation of equity awards.
(3)	Mr. May is the former Chief Executive Officer of the Company, having resigned effective as of January 29, 2024. The amounts are itemized as follows: (a) for salary, consists of $400,000 paid or incurred by Ecoark Holdings; and (b) for Stock Awards, consists of an award of Agora restricted stock granted by Agora.
(4)	Mr. Puchir is the former Chief Financial Officer of the Company, having resigned effective as of January 29, 2024. The amounts are itemized as follows: (a) for salary, consists of $270,000 paid or incurred by Ecoark Holdings; and (b) for Stock Awards, consists of an award of Agora restricted stock granted by Agora.
(5)	Mr. Galla is the former Chief Accounting Officer of the Company, having resigned effective as of July 31, 2023.

Employment Agreement with Kayson Pulsipher

On January 29, 2024, the Company entered into an employment agreement (the “Agreement”) with Mr. Pulsipher to serve as its Chief Financial Officer of the Company through January 28, 2027 (the “Initial Term”), unless earlier terminated in accordance with the provisions thereof, and shall be automatically renewed for successive one (1) year periods (each, a “Renewal Term”) thereafter unless either party provides the other party with written notice of his or its intention not to renew this Agreement at least one (1) month prior to the expiration of the Initial Term or any Renewal Term of the Agreement

Pursuant to the Agreement, Mr. Pulsipher will be paid a base salary of $250,000 per annum (the “Base Salary”). In addition, Mr. Pulsipher shall be eligible to earn a cash bonus as the Board may determine, from time to time, based on meeting performance objectives and bonus criteria to be identified by the Board (the “Performance Bonus”). The determination of whether the Company has achieved a certain financial performance objective in any year for the purposes of the Performance Bonus shall be made by the independent registered public accounting firm regularly retained or employed by the Company within ninety (90) days after the end of each fiscal year.

Further, Mr. Pulsipher is entitled to a signing bonus of $50,000, payable on the Effective Date. In addition, Mr. Pulsipher shall be entitled to annual bonuses of $50,000, payable on each of January 31, 2024, January 31, 2025 and January 31, 2026.

Pursuant to the Agreement, Mr. Pulsipher may be granted such equity awards as the Board may from time to time deem appropriate.

Mr. Pulsipher’s bonuses, if any, and all stock based compensation shall be subject to “Company Clawback Rights” if during the period that Mr. Pulsipher is employed by the Company and upon the termination of Mr. Pulsipher’s employment and for a period of two years thereafter, if there is a restatement of any of the Company’s financial results from which any bonuses and stock based compensation to Mr. Pulsipher shall have been determined.

Upon termination of Mr. Pulsipher’s employment (other than upon the expiration of the employment), Mr. Pulsipher shall be entitled to receive: (A) any earned but unpaid Base Salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

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Further, unless Mr. Pulsipher’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination of Mr. Pulsipher’s employment, the Company shall pay to Mr. Pulsipher a separation payment as follows: (a) an amount equal to six (6) months of the Base Salary (as in effect immediately prior to the termination date), and (b) a prorated Performance Bonus amount calculated in accordance with the Performance Bonus criteria set forth in the Agreement and the actual number of days Mr. Pulsipher worked in the calendar year prior to the termination date.

Side Letter

On December 19, 2023, the Company and Mr. Pulsipher entered into a side letter with the Company and two executive officers of AAI that provided for:

(a)	a change in his title from Director of Reporting & Technical Accounting to Senior Vice President of Finance;

(b)	an annual payment of $1,000 for each profitable clinic that the Company, through a subsidiary, opens, where “profitable” means that the clinic has shown positive EBITDA for any given year;

(c)	the payment to Mr. Pulsipher of an additional $50,000 per year, i.e., from $200,000 to $250,000, to be paid to Mr. Pulsipher no later than December 29, 2023, commencing January 1, 2024; and

(d)	two of the above referenced AAI executive officers agreeing to allocate 12.5% of certain bonus payments to Mr. Pulsipher.

Outstanding Equity Awards at Fiscal Year End

The following table presents information concerning equity awards held by our Named Executive Officers as of March 31, 2023:

	Number of Securities Underlying	Number of Securities Underlying	Option Awards
Name	Unexercised Options (#) Exercisable	Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Randy S. May	1,667	—	136.50	12/31/2029
Jay Puchir	1,333	—	94.50	5/5/2029
	1,667	—	78.00	3/27/2029
Jim Galla	100	—	510.00	6/20/2030

Director Compensation Table

Directors may receive compensation for their services and reimbursement for their expenses as shall be determined from time to time by resolution of the Board. Beginning with the quarter ended December 31, 2021, directors began receiving quarterly cash payments of $12,500 and RSU grants with a value of $12,500 based on the closing price of our Common Stock on each applicable grant date. Additional cash and RSU grants are granted for servings the chair of a Board committee.

The following table sets forth the compensation earned to our non-employee directors for service during the fiscal year ended March 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Gary Metzger	$60,000	50,000	--	110,000
Steven K. Nelson	$70,000	50,000	--	120,000
Emily L. Pataki	$60,000	50,000	--	110,000

(1)	Amounts reported represent the aggregate grant date fair value of awards granted without regards to forfeitures granted to the non-employee members of our Board during the 2022 fiscal year, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by each director. The Company accrued equity awards issuable to its independent Directors in FY 2023 but did not issue any awards during the year.

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The table below sets forth the shares of unexercised options held by each of our non-employee directors outstanding as of March 31, 2023.

Name	Aggregate Number of Option Awards Outstanding at March 31, 2023
Gary Metzger	4,023
Steven K. Nelson	4,023
Emily L. Pataki	—

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of annual total compensation of Randy May, our Chief executive officer for the fiscal year ended March 31, 2023 and 2022 (the “Fiscal Years”) to that of our median employee. Our median employee earned $57,699 in total compensation for the Fiscal Year. Based upon the total Fiscal Year 2023 compensation reported for Mr. May of $400,000, as reported under “Total” in the Summary Compensation Table, our ratio of PEO to median employee pay was 7:1.

Calculation Methodology

To identify our median employee, we identified our total employee population worldwide as of March 31, 2023, excluding our CEO, in accordance with SEC rules. As of March 31, 2023, we had 17 employees and 100% of our employee population was located in the U.S.

For the purpose of this report we collected Fiscal Year 2023 and 2022 actual gross earnings data including cash-based compensation and equity-based compensation that was realized during the Company’s Fiscal Years, relying on our internal payroll records. Compensation was annualized on a straight-line basis for non-temporary new hire employees who did not work with our company for the full Fiscal Year.

Once we determined the median employee, we calculated total compensation for the median employee in the same manner in which we determine the compensation shown for our named executive officers in the Summary Compensation Table, in accordance with SEC rules.

Pay Versus Performance

Pay Versus Performance Table

The following table sets forth information concerning: (1) the compensation of our previous CEO, Mr. May (referred to in the table below as “CEO”) and the average compensation for our other Named Executive Officers (“NEO’s”) for the Fiscal Years, Mr. Jay Puchir and Jimmy Gala, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended March 31, 2023 and 2022 and (2) our cumulative total shareholder return (“TSR”), the cumulative TSR of our selected peer group (Trillion Energy International Inc., US Energy Corp., PEDEVCO Corp., Hemisphere Energy Corp.), net loss and revenue over such years, in each case determined in accordance with SEC rules:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO ($)	Compensation Actually Paid to CEO ($)	Average Summary Compensation Table Total for other NEO ($)	Average Compensation Actually Paid to other NEO ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Loss ($)	Total Revenue ($)

2023	400,000	400,000	215,000	215,000	0.95	121.27	(87,361,603)	-

2022	333,333	333,333	511,667	199,167	18.74	158.91	(10,554,452)	-

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Compensation actually paid to our former CEO represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

	2023		2022
Name	CEO ($)	Average of NEOs ($)	CEO ($)	Average of NEOs ($)

Summary compensation table total	400,000	215,000	333,333	511,667
Deduction for amounts reported under the stock awards column in the summary compensation table	-	-	-	(312,500)
Year-end value of equity awards granted during year that remain unvested as of year-end	-	-	-	-
Year over year change in fair value of outstanding and unvested equity awards	-	-	-	-
Year over year change in fair value of equity awards granted in prior years and vested in the year	-	-	-	-
Compensation actually paid	400,000	215,000	333,333	199,167

Narrative Disclosure to Pay Versus Performance Table

Relationship between Financial Performance Measures

The line graphs below compare (i) the compensation actually paid to our CEO and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) our peer group TSR, (iv) our net loss, and (v) our revenue, in each case, for the fiscal years ended March 31, 2023 and 2022.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

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Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging

We do not have formal stock ownership guidelines for our employees or directors, because the Board is satisfied that stock and option holdings among our employees or directors are sufficient at this time to provide motivation and to align this group’s interests with those of our shareholders.

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We have established an insider trading policy that provides guidelines to, and imposes restrictions on, officers, directors and employees with respect to transactions in the Company’s securities. The Company’s insider trading policy prohibits certain actions by such individuals relating to buying and selling common stock of the Company, and discourages certain other actions in other situations. Such individuals are authorized to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer. Under these plans, the individual must not exercise any influence over the amount of the securities to be traded, the price at which they are to be traded or the date of the trade. The plan must either specify the amount, pricing and timing of transactions in advance or delegate discretion on these matters to an independent third party. Such plans provide a defense from insider trading liability.

Advisory Vote on Executive Compensation

At the annual meeting of shareholders on February 7, 2020, the shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 32,634,808 shares of our common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws.

Name and address of beneficial owner (1)	Number of shares beneficially owned	Approximate percent of class
Greater than 5% Beneficial Owners:
Ault Alliance, Inc. (2)	1,662,976	4.95%
Directors and Officers:
Milton Ault, III (3)	1,669,976	4.97%
Henry Nisser	0	0%
Kayson Pulsipher	0	0%
Robert Smith	0	0%
Gary Metzger (4)	36,281	*
Emily Pataki (5)	667	*
Steve Smith	0	0%
Joseph Spaziano	0	0%
Douglas Gintz	0	0%
All directors and executive officers as a group (nine persons)	1,706,924	5.08%

* Less than one percent

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o RiskOn International, Inc., 11411 Southern Heights Pkwy, Suite 240, Las Vegas, NV 89141.

(2)	Represents (i) 706,251 shares of Common Stock held by Ault Lending, LLC (“Ault Lending”), a wholly owned subsidiary of AAI, (ii) 293,358 shares of Common Stock issuable upon the conversion of outstanding shares of Series A Convertible Redeemable Preferred Stock (“Series A Preferred”) held by AAI, and (iii) 663,367 shares of Common Stock issuable upon the conversion of outstanding shares of Series D Convertible Preferred Stock (“Series D Preferred”) held by AAI. Does not include (x) shares of Common Stock that may be issued in lieu of cash for payment of dividends on the Series A Preferred or (y) additional shares of Common Stock that may be issuable in the future upon conversion of outstanding shares of Series B Convertible Preferred Stock (“Series B Preferred”) and Series D Preferred held by AAI, which conversion (and voting rights, to the extent applicable) are limited in accordance with the rules and regulations of the Nasdaq Stock Market until such time as shareholder approval has been obtained. The Series B Preferred is not convertible until one day after the record date for shareholder approval of the Share Exchange Agreement, as amended, pursuant to which the Series B Preferred was issued, and then conversion is limited due to a 4.99% beneficial ownership blocker provision.

(3)	Represents (i) 7,000 shares held by Mr. Ault, (ii) 706,251 shares of Common Stock held by Ault Lending, (iii) 293,358 shares of Common Stock issuable upon the conversion of outstanding shares of Series A Preferred held by AAI, and (iv) 663,367 shares of Common Stock issuable upon the conversion of outstanding shares of Series D Preferred held by AAI. Does not include (x) shares of Common Stock that may be issued in lieu of cash for payment of dividends on the Series A Preferred or (y) additional shares of Common Stock that may be issuable in the future upon conversion of outstanding shares of Series B Preferred and Series D Preferred held by AAI and Series C Convertible Preferred Stock (“Series C Preferred”) held by Mr. Ault, which conversion (and voting rights, to the extent applicable) are limited in accordance with the rules and regulations of the Nasdaq Stock Market until such time as shareholder approval has been obtained. The Series B Preferred and Series C Preferred is not convertible until one day after the record date for shareholder approval of the Share Exchange Agreement, as amended, pursuant to which the Series B Preferred and Series C Preferred was issued, and then conversion is limited due to a 4.99% beneficial ownership blocker provision.

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(4)	Includes 4,023 shares of Common Stock issuable upon exercise of vested stock options. Gives effect to the delivery of shares of Common Stock pursuant to vested restricted stock units.

(5)	Represents 667 shares held by Theodore R. Pataki & Emily Lederer Pataki JT TEN. Gives effect to the delivery of shares of Common Stock pursuant to vested restricted stock units.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee, or in certain instances, a special committee of our board of directors, monitors and reviews issues involving potential conflicts of interest and approves all transactions with related persons as defined in Item 404 of Regulation S-K under the securities laws. Examples of such transactions that must be approved by our Audit Committee or a special committee of our board of directors include, but are not limited to any transaction, arrangement, relationship (including any indebtedness) in which:

•	the aggregate amount involved is determined to by the Audit Committee to be material;

•	we are a participant; and

•	any of the following has or will have a direct or indirect interest in the transaction:

•	an executive officer, director, or nominee for election as a director;

•	a greater than five percent beneficial owner of our common stock; or

•	any immediate family member of the foregoing.

When reviewing transactions with a related person, the Audit Committee or any special committee of our board of directors formed for that purpose applies the standards for evaluating conflicts of interest outlined in our written Code of Business Conduct and Ethics.

Set forth below is the description of transactions since April 1, 2022, to which the Company has been a party in which the amount involved exceeded $120,000 and in which any of our directors, executive officers, beneficial owners of 5% or more of our Common Stock and certain other related persons had a direct or indirect material interest, other than compensation arrangements described in this Proxy Statement under “Executive Compensation” or “Director Compensation.”

On February 2, 2022, Peter Mehring gave notice of his intent to resign as an executive officer and director effective on February 11, 2022. Mr. Mehring resigned as a result of his entering into an Employment Agreement with a leading Internet service company. He also entered into a Consulting Agreement with the Company under which Mr. Mehring advises Zest Labs, Inc. on matters relating to Zest Lab, Inc.’s intellectual property and litigation as well as provide transition services. The Consulting Agreement has a one-year term, during which time the Company agreed to pay Mr. Mehring $16,667 per month and for his unvested stock awards to continue to vest during the term, and that the expiration date on any stock awards be extended to February 14, 2023.

In the year ended March 31, 2023, the Company’s Chief Executive Officer, Randy May, and Chief Financial Officer, Jay Puchir, advanced a total of $961,000 of which was repaid. These were short-term advances and no interest was charged as the amounts were outstanding for just a few weeks.

The Company made periodic loans to Agora to permit it to begin its Bitcoin mining business. On November 13, 2021, Agora issued the Company a $7.5 million term note which accrues 10% per annum interest and was due March 31, 2023. The line of credit was established prior to the pending spin-out of Agora. Now that Agora will remain in the Company, this term note has been cancelled (effective March 31, 2023), and the amounts due from Agora are considered intercompany advances and are eliminated in the consolidation.

In the acquisition of Bitnile.com, the Company assumed $4,404,350 in advances to the former parent of Bitnile.com. In the period March 6, 2023 through March 31, 2023, an additional $1,378,294 was advanced to Bitnile.com and $5,782,644 remains outstanding at March 31, 2023.

PROPOSALS OF SHAREHOLDERS FOR THE 2025 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2025 Annual Meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, no later than November 24, 2024 (120 days before the anniversary of this year’s mailing date).

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

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Shareholder proposals intended to be presented at the 2025 Annual Meeting must be received by the Company no later than reasonable time in advance of the date of the 2025 Annual Meeting, which in the Company’s opinion would be no less than 120 days before that date (pursuant to Rule 14a-8 of the Exchange Act) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. The Company has yet to determine the date of its 2025 Annual Meeting. Proposals should be addressed to RiskOn International, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2024 Annual Meeting, the federal securities laws require shareholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act), be given no less than a reasonable time in advance of the date of the 2024 Annual Meeting, which in the Company’s opinion would be no less than 45 days before that date. The Company has yet to determine the date of its 2024 Annual Meeting. Any such notice must be provided to RiskOn International, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. If a shareholder fails to provide timely notice of a proposal to be presented at the 2024 Annual Meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the shareholders at the Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Chairman of the Board

March 4, 2024

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RiskOn International, Inc.

VOTE

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2024 Annual Meeting Proxy Card

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Milton C. Ault, III	☐	☐	☐	02 - Henry Nisser	☐	☐	☐	03 - Robert O. Smith	☐	☐	☐
04 - Steve J. Smith	☐	☐	☐	05 - Emily Pataki	☐	☐	☐	06 - Gary Metzgar	☐	☐	☐

+

1 U P X +

03XWPE

1UPXRiskOnInternational,Inc.Using a blackinkpen, mark your votes with an Xas shown in this example.Please do not write outside the designated areas.03XWPE++Proposals?THEBOARDOFDIRECTORSUNANIMOUSLYRECOMMENDSAVOTE"FOR"ALLONPROPOSAL1AND"FOR"PROPOSALS2,3and4.A2. To ratify the appointment of RBSM LLP, as the Company's independentregistered public accounting firm for the fiscal year ending March 31,2024 (the "AuditorProposal");3. To approve, on a non-binding advisory basis, the compensation of ournamed executive officers (the "CompensationProposal"); andForAgainstAbstainqIFVOTINGBYMAIL,SIGN,DETACHANDRETURNTHEBOTTOMPORTIONINTHEENCLOSEDENVELOPE.q2024AnnualMeetingProxyCardForAgainstAbstain01 - Milton C. Ault, III04 - Steve J. Smith02 - Henry Nisser05 - Emily Pataki03 - Robert O. Smith06 - Gary MetzgarForAgainstAbstainForAgainstAbstainForAgainstAbstain1. To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the "DirectorProposal").VOTINGBYMAIL,YOUMUSTCOMPLETESECTIONSA-CONBOTHSIDESOFTHISCARD.4. To approve the adjournment of the Meeting to a later date or time, ifnecessary, to permit further solicitation and vote of proxies if, basedupon the tabulated vote at the time of the Meeting, there are notsufficient votes to approve any of the other proposals before theMeeting (the "AdjournmentProposal").Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.AuthorizedSignatures?Thissectionmustbecompletedforyourvotetocount.Pleasedateandsignbelow.BYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/ROIor scan the QR code ? login details arelocated in the shaded bar below.Savepaper,timeandmoney!Signupforelectronicdeliveryatwww.envisionreports.com/ROIPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYourvotematters?here'showtovote!

Smallstepsmakeanimpact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ROINoticeof2024AnnualMeetingofStockholdersProxySolicitedbyBoardofDirectorsforAnnualMeeting?March29,2024The undersigned, revoking all prior proxies, does hereby appoint MILTON C. (TODD) AULT, III, KAYSON PULSIPHER, and HENRY C.W. NISSER, or any of them, with full powers of substitution,the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Stockholders of RiskOn International, Inc., to beheld on March 29, 2024, commencing at 9:00 A.M., Pacific Time, to be held virtually via the Internet at meetnow.global/MH7N2UG, and at any and all adjournments of said meeting, andto vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on suchother business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Sharesrepresentedbythisproxywillbevotedbythestockholder.Ifnosuchdirectionsareindicated,theProxieswillhaveauthoritytovoteFORallonitem1andFORitems2,3and4.Intheirdiscretion,theProxiesareauthorizedtovoteuponsuchotherbusinessasmayproperlycomebeforethemeeting.(Itemstobevotedappearonreverseside)RiskOnInternational,Inc.qIFVOTINGBYMAIL,SIGN,DETACHANDRETURNTHEBOTTOMPORTIONINTHEENCLOSEDENVELOPE.qChangeofAddress?Please print new address below.Comments? Please print your comments below.Non-VotingItemsC++The2024AnnualMeetingofStockholdersofRiskOnInternational,Inc.beheldonMarch29,2024at9:00A.M.PacificTime,virtuallyviatheInternetatmeetnow.global/MH7N2UG.Toaccessthevirtualmeeting,youmusthavetheinformationthatisprintedintheshadedbarlocatedonthereversesideofthisform.

1UPXRiskOn International, Inc.Using a black inkpen, mark your votes with an Xas shown in this example.Please do not write outside the designated areas.03XWQE++Proposals ? THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL ON PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 and 4.A2. To ratify the appointment of RBSM LLP, as the Company's independentregistered public accounting firm for the fiscal year ending March 31,2024 (the "Auditor Proposal");3. To approve, on a non-binding advisory basis, the compensation of ournamed executive officers (the "Compensation Proposal"); andForAgainstAbstainqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2024Annual Meeting Proxy CardForAgainstAbstain01 - Milton C. Ault, III04 - Steve J. Smith02 - Henry Nisser05 - Emily Pataki03 - Robert O. Smith06 - Gary MetzgarForAgainstAbstainForAgainstAbstainForAgainstAbstain1. To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the "Director Proposal").VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.4. To approve the adjournment of the Meeting to a later date or time, ifnecessary, to permit further solicitation and vote of proxies if, basedupon the tabulated vote at the time of the Meeting, there are notsufficient votes to approve any of the other proposals before theMeeting (the "Adjournment Proposal").Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.B

Notice of 2024 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting ? March 29, 2024The undersigned, revoking all prior proxies, does hereby appoint MILTON C. (TODD) AULT, III, KAYSON PULSIPHER, and HENRY C.W. NISSER, or any of them, with full powers of substitution,the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Stockholders of RiskOn International, Inc., to beheld on March 29, 2024, commencing at 9:00 A.M., Pacific Time, to be held virtually via the Internet at meetnow.global/MH7N2UG, and at any and all adjournments of said meeting, andto vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on suchother business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all on item 1 and FOR items2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)RiskOn International, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q